UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2002

TEXAS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in the Charter)

Delaware	1-4887	75-0832210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1341 West Mockingbird Lane, #700W, Dallas, Texas	75247-6913
(Address of Principal Executive Offices)	(Zip Code)

(972) 647-6700
(Registrant’s telephone number, including area code)

Page

ITEM 9. REGULATION FD DISCLOSURE	3

SIGNATURE	5

ITEM 9.    REGULATION FD DISCLOSURE

On December 30, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission. Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications were made to accompany the Form 10-Q.

Certification of Chief Executive Officer

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Texas Industries, Inc. (the “Company”) on Form 10-Q for the quarterly period ended November 30, 2002 (the “Report”), I, Robert D. Rogers, President and Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	December 30, 2002	/s/ Robert D. Rogers
Robert D. Rogers President and Chief Executive Officer

The above certification is furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure statement.

Certification of Chief Financial Officer

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Texas Industries, Inc. (the “Company”) on Form 10-Q for the quarterly period ended November 30, 2002 (the “Report”), I, Richard M. Fowler, Executive Vice President-Finance of the Company, hereby certify that to my knowledge:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	December 30, 2002	/s/ Richard M. Fowler
Richard M. Fowler Executive Vice President—Finance

The above certification is furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2002	TEXAS INDUSTRIES, INC. (registrant)

By: /s/ Richard M. Fowler
Name: Richard M. Fowler Its: Executive Vice President – Finance and Chief Financial Officer